UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
February 11, 2004

Vitran Corporation Inc.
(Exact name of registrant as specified in its charter)

CANADA	000-26256	Not applicable

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)

416-596-7664
(Registrant’s telephone number,
including area code)

Item 5.  Other Events

On February 11, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

By: /s/ Kevin A. Glass

Name: Kevin A. Glass Title: Vice President Finance and Chief Financial Officer

Date: February 11, 2004

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release – dated February 11, 2004
Vitran Finishes 2003 – Its Best Year Ever – With Another Strong Quarter